Supplement, dated February 17, 2023

to Initial Summary Prospectus and Updating Summary Prospectus, dated May 1, 2022

Initial Summary Prospectus and Updating Summary Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts

The following supplemental information should be read in conjunction with the Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022 for the Thrift Plan Contracts (the “Contracts”), issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “Our Payment of Account Value to You or a Beneficiary” section, replace the first paragraph with the following:

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise. The dollar amount of the withdrawal will reduce the Account Value and death benefit by the same dollar amount.